UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               SCHEDULE 14A


         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential For Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-12


                         SANTA FE FINANCIAL CORPORATION
                  -----------------------------------------------
                  (Name of Registrant as Specified in Its Charter)

                  -----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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paid previously. Identify the previous filing by registration statement
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

                        SANTA FE FINANCIAL CORPORATION
                       10940 WILSHIRE BLVD., SUITE 2150
                        LOS ANGELES, CALIFORNIA 90024

                                (310) 889-2500

                          ---------------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 24, 2011


To The Shareholders of Santa Fe Financial Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Santa Fe Financial Corporation ("Santa Fe" or the "Company") will be held on February 24, 2011 at 10:30 A.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 for the purpose of considering and acting on the following:

   (1) To elect three Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified.

   (2) To ratify the Audit Committee's appointment of Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011;

   (3) To approve, in a non-binding vote, the compensation of our named executive officers;

   (4) To determine, in a non-binding vote, whether a shareholder vote to approve our named executive officer compensation should occur every one, two or three years; and

   (5) To consider and act upon any other matters that may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on January 11, 2011 as the record date for determining the shareholders having the right to vote at the meeting or any adjournments thereof.

Your proxy is important to us whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: January 21, 2011

                                         By Order of the Board of Directors,

                                         /s/ Michael G. Zybala

                                         Michael G. Zybala
                                         Secretary

_____________________________________________________________________________

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 24, 2011. THE COMPANY'S PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED
JUNE 30, 2010 ARE ALSO AVAILABLE ON SANTA FE FINANCIAL CORPORATION'S PARENT COMPANY'S WEBSITE AT WWW.INTERGROUPCORPORATION.COM.

                        SANTA FE FINANCIAL CORPORATION
                       10940 WILSHIRE BLVD., SUITE 2150
                        LOS ANGELES, CALIFORNIA 90024
                                (310) 889-2500

                        ----------------------------
                              PROXY STATEMENT
                        ----------------------------

                       ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 24, 2011

The Board of Directors of Santa Fe Financial Corporation (the "Company" or "Santa Fe") is soliciting proxies in the form enclosed with this statement in connection with the Annual Meeting of Shareholders to be held on February 24, 2011 or at any adjournment or adjournments thereof.

This Proxy Statement and the accompanying Proxy are first being sent to Shareholders on or about January 24, 2011. Only shareholders of record at the close of business on January 11, 2011 are entitled to notice of, and to vote at, the Annual Meeting.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

You may vote at the Annual Meeting only shares that you owned of record on January 11, 2011. There were 1,241,810 shares of common stock outstanding on that date. A majority, or 620,906 shares will constitute a quorum for the transaction of business at the meeting. Each share is entitled to one vote on each matter to be presented at the meeting. The affirmative vote of the holders of the majority of the shares of the Company's stock present or represented at the meeting and entitled to vote is required to elect directors and ratify or approve the other proposals being voted on at this time.

In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                               PROPOSAL 1

                         ELECTION OF DIRECTORS

The Company's bylaws set the number of directors at three. We propose to elect three directors, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. The Board of Directors has nominated John V. Winfield, John C. Love and William
J. Nance. The persons named in the enclosed form of proxy will vote for the election of the nominees listed below unless you instruct otherwise, or a nominee is unable or unwilling to serve. The Board of Directors has no reason to believe that any nominee will be unavailable. However, in that event, the proxy may vote for another candidate or candidates nominated by the Board of Directors. Any shareholder executing the enclosed form of proxy may withhold authority to vote for any one or more nominee by so indicating in the manner described in the form of proxy.


                       DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company. There is no relationship by blood, marriage or adoption among the Directors and Officers. All Directors serve one year terms with their terms expiring at the Annual Meeting. All Officers of the Company are elected or appointed by the Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of the Board.

                                                                   Shares of
                                                                  Common Stock
                                                                  Beneficially
                                                                    Owned on        Percent
                                Position           Director        January 11,        of
     Name            Age     With the Company        Since            2011           Class(1)
--------------------------------------------------------------------------------------------
John V. Winfield      64     Chairman, President     1995           993,779(2)        80.0%
                             and Chief Executive
                             Officer

William J. Nance      66     Director                1996                 0(3)         0.0%


John C. Love          70     Director                1998                 0(3)         0.0%

Michael G. Zybala     58     Vice President,          N/A                 0            0.0%
                             Secretary and
                             General Counsel

David T. Nguyen       37     Treasurer and            N/A                 0            0.0%
                             Controller
All of the above as a group                                         993,779           80.0%
---------------------------

(1) Based on 1,241,810 shares of common stock issued and outstanding as of January 11, 2011.

(2) John V. Winfield is the sole beneficial owner of 49,400 shares of common stock. The InterGroup Corporation ("InterGroup") is the beneficial owner of 944,379 shares of common stock. As the President, Chairman of the Board and a 60.2% shareholder of InterGroup, Mr. Winfield has voting and dispositive power with respect to the shares of Santa Fe owned of record and beneficially by InterGroup.

(3) William J. Nance is a 2.4% beneficial shareholder of InterGroup as well as a Director thereof. John C. Love is also a Director of InterGroup and a 0.9% beneficial shareholder of InterGroup.


Security Ownership of Management in Subsidiary

As of January 11 2011, Santa Fe was the record and beneficial owner of 505,437 shares of the common stock of Portsmouth Square, Inc. (Portsmouth") and Santa Fe's parent company, InterGroup was the record owner of 86,000 shares of Portsmouth, representing approximately 80.5% of the outstanding common shares of Portsmouth. The President and Chairman of the Board of Santa Fe and InterGroup has voting power with respect to common shares of Portsmouth owned by Santa Fe and InterGroup. No other director or executive officer of Santa Fe has a beneficial interest in Portsmouth's shares.

Business Experience:

The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first elected to the Board in May of 1995 and currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having been appointed as such in April 1996.
Mr. Winfield is also the Chairman of the Board, President and Chief Executive Officer of the Company's subsidiary, Portsmouth, having held those positions since May of 1996. Mr. Winfield is Chairman of the Board, President and Chief Executive Officer of The InterGroup Corporation ("InterGroup"), a public company, and has held those positions since 1987. Mr. Winfield's extensive experience as an entrepreneur and investor, as well as his managerial and leadership experience from serving as a chief executive officer and director of public companies, led to the Board's conclusion that he should serve as a director of the Company.

William J. Nance -- Mr. Nance was first elected to the Board in May of 1996. Mr. Nance is also a director of Portsmouth. Mr. Nance is the President and CEO of Century Plaza Printers, Inc., a company he founded in 1979. He has also served as a consultant in the acquisition and disposition of multi-family and commercial real estate. Mr. Nance is a Certified Public Accountant and, from 1970 to 1976, was employed by Kenneth Leventhal & Company where he was a Senior Accountant specializing in the area of REITS and restructuring of real estate companies, mergers and acquisitions, and all phases of real estate development and financing. Mr. Nance is also Director of InterGroup, a public company, and has held such position since 1984. Mr. Nance also serves as a director and Chairman of the Board of Comstock Mining, Inc. (formerly Goldspring, Inc.), a public company. Mr. Nance's extensive experience as a CPA and in numerous phases of the real estate industry, his business and management experience gained in running his own businesses, his service as a director and audit committee member for other public companies and his knowledge and understanding of finance and financial reporting, led to the Board's conclusion that he should serve as a director of the Company.

John C. Love -- Mr. Love was appointed a Director of the Company on March 5, 1998. Mr. Love is an international hospitality and tourism consultant. He is a retired partner in the national CPA and consulting firm of Pannell Kerr Forster and, for the last 30 years, a lecturer in hospitality industry management control systems and competition & strategy at Golden Gate University and San Francisco State University. He is Chairman Emeritus of the Board of Trustees of Golden Gate University and the Executive Secretary of the Hotel and Restaurant Foundation. Mr. Love is also a Director of Portsmouth, having first been appointed in March 1998 and a Director of InterGroup, having first been appointed in January 1998. Mr. Love's extensive experience as a CPA and in the hospitality industry, including teaching at the university level for the last 30 years in management control systems, and his knowledge and understanding of finance and financial reporting, led to the Board's conclusion that he should serve as a director of the Company.

Michael G. Zybala -- Mr. Zybala was appointed as Vice President and Secretary of the Company on February 20, 1998. He is also Vice President, Secretary and General Counsel of Portsmouth. Mr. Zybala is an attorney at law and has served as the Company's General Counsel since 1995 and has represented the Company as its corporate counsel since 1978. Mr. Zybala also serves as Assistant Secretary and counsel to InterGroup and has held those positions since January 1999.

David T. Nguyen -- Mr. Nguyen was appointed as Treasurer of the Company on February 27, 2003. Mr. Nguyen also serves as Treasurer of InterGroup and Portsmouth, having been appointed to those positions on February 26, 2003 and February 27, 2003, respectively. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen has also served as the Company's Controller from 1999 to December 2001 and from December 2002 to present.

                      BOARD AND COMMITTEE INFORMATION

Board of Directors:

Santa Fe is an unlisted company and a Smaller Reporting Company under rules and regulations of the Securities and Exchange Commission ("SEC"). The majority of its Board of Directors consists of "independent" directors as independence is defined by the applicable rules and regulations of the SEC and NASDAQ. The Board of Directors held four meetings during the 2010 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he or she served as Director during the 2010 Fiscal Year.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are administrative in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. All of the Company's directors attended the fiscal 2009 annual meeting of shareholders.

Committees:

Santa Fe has established two standing committees, a Securities Investment Committee and an Audit Committee. The Company does not have any standing nominating or compensation committees of the Board of Directors. Executive compensation is determined by the independent members of the Board. New director nominations, if any, will be considered and determined by the Board of Directors. The Company has no policy with regard to consideration of any director candidates recommended by security holders. As a small business issuer that has approximately 80.0% of its voting securities controlled by one shareholder, the Company has not deemed it appropriate to institute such a policy.

On March 17, 1998, the Company established a Securities Investment Committee to establish guidelines and to review the Company's investment policies. The Committee consists of all the members of the Board, with Mr. Winfield serving as Chairperson. During fiscal 2010, the Securities Investment Committee held three meetings, in person, telephonically or by written consent with, all members attending each meeting.

Santa Fe is an unlisted company and a Smaller Reporting Company under SEC rules. The Company's Audit Committee is currently comprised of Messrs. Nance (Chairperson) and Love, each of whom are independent directors as independence is defined by the applicable rules and regulations of the SEC and NASDAQ, and as may be modified or supplemented. Each of these directors also meets the audit committee financial expert test. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee is responsible for the selection and retention of the Company's independent registered public accounting firm. The Audit Committee held five meetings during the 2010 Fiscal Year. The Company's Board of Directors has adopted a written charter for the Audit Committee. A copy of that written charter, as amended, is attached as Appendix A to this proxy statement.

             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that during fiscal 2010 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                          EXECUTIVE COMPENSATION

As a Smaller Reporting Company, Santa Fe has no compensation committee. Executive Officer compensation is set by independent members of the Board of Directors. The Board seeks to design and set compensation to attract and retain highly qualified executive officers and to align their interests with those of long-term owners of the Company. The Board has not engaged any compensation consultants in determining the amount or form of executive or director compensation, but does review and monitor published compensation surveys and studies. The Board may delegate to the Company's Chief Executive Officer the authority determine the compensation of certain executive officers.

The following table provides certain summary information concerning compensation awarded to, earned by, or paid to the Company's principal executive officer and other named executive officers of the Company whose total compensation exceeded $100,000 for all services rendered to the Company for each of the Company's last two competed fiscal years ended June 30, 2010 and 2009. No stock awards, long-term compensation, options or stock appreciation rights were granted to any of the named executive officers during the last two fiscal years.

                        SUMMARY COMPENSATION TABLE

                              Fiscal                                All Other
Name and Principal Position    Year     Salary        Bonus       Compensation     Total
---------------------------    ----   ----------    ----------   ------------   ------------
John V. Winfield               2010   $267,000(1)        -         $42,500(2)    $ 309,500
Chairman, President and        2009   $267,000(1)        -         $42,500(2)    $ 309,500
Chief Executive Officer

Michael G. Zybala              2010   $123,750(3)        -             -         $ 123,750
Vice President, Secretary      2009   $111,000(3)        -             -         $ 111,000
and General Counsel

David T. Nguyen                2010   $ 90,000(4)        -             -         $ 90,000
Treasurer and Controller       2009   $ 90,000(4)        -             -         $ 90,000
---------------------------

(1) Includes salary and director's fees received from the Company's subsidiary, Portsmouth, in the amounts of $133,000 for each of the fiscal years ended June 30, 2010 and 2009 and directors fees in the amount of $6,000 per year paid by Santa Fe. Does not include salary compensation received from Santa Fe's parent corporation, InterGroup, of $255,000 for each of the fiscal years ended June 30, 2010 and June 30, 2009.

(2) During fiscal 2010 and 2009, the Company and Portsmouth also paid combined annual premiums of $42,500, for each respective year, for split dollar whole life insurance policies, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. Portsmouth's share of those premiums was $17,000 per year. These policies were obtained in December 1998 and provide for an aggregate death benefit of $2,500,000. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

(3) Includes salary paid by Portsmouth in the aggregate amount of $105,000 for fiscal year ended June 30, 2010 and $94,800 for fiscal year ended June 30, 2009. Does not include $31,250 and $27,000 paid by Santa Fe's parent company, InterGroup, for fiscal years 2010 and 2009, respectively.

(4) Includes salary paid by Portsmouth in the amount of $45,000 for each of the fiscal years ended June 30, 2010 and June 30, 2009. Does not include $90,000 paid by Santa Fe's parent company, InterGroup, for each of fiscal years 2010 and 2009.

Santa Fe has no stock option plan or stock appreciation rights for its executive officers. The Company has no pension or long-term incentive plans. There are no employment contracts between Santa Fe and any executive officer, and there are no termination-of-employment or change-in-control arrangements.

On July 18, 2003, the disinterested members of the Board of Directors established a performance based compensation program for the Company's CEO, John V. Winfield, to keep and retain his services as a direct and active manager of the Company's securities portfolio. The Company's previous experience and results with outside money managers was not acceptable. Pursuant to the criteria established by the Board, Mr. Winfield was be entitled to performance compensation for his management of the Company's securities portfolio equal to 20% of all net investment gains generated in excess of the performance of the S&P 500 Index. Compensation amounts will be calculated and paid quarterly based on the results of the Company's investment portfolio for that quarter. Should the Company have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. On February 26, 2004, the Board of Directors amended the performance threshold to require an annualized return equal to the Prime Rate of Interest (as published in the Wall Street Journal) plus 2% instead of the S&P 500 Index, effective with the quarterly period commencing January 1, 2004. This change was made to make the Company's plan be consistent with that established by its parent company, InterGroup. This performance based compensation program may be further modified or terminated at the discretion of the Board. No performance based compensation was paid for fiscal years ended June 30, 2010 or 2009.

Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. No compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code.

Outstanding Equity Awards at Fiscal Year End.

The Company did not have any outstanding equity awards at the end of its fiscal year ended June 30, 2010 and has no equity compensation plans in effect.


                           DIRECTOR COMPENSATION

The bylaws of Santa Fe permit directors to be paid a fixed sum for attendance at each meeting of the Board or a stated salary as director. Each director is paid a fee of $1,500 per quarter for a total annual compensation of $6,000. This policy has been in effect since July 1, 1985. Members of the Company's Audit Committee also receive a fee of $500 per quarter. Directors and Committee members are also reimbursed for their out-of-pocket travel costs to attend meetings. The Board will review and may adjust Director and Committee Compensation from time to time to assure that the Company can continue to attract and retain qualified directors.

The following table provides information concerning compensation awarded to, earned by, or paid to the Company's directors for the fiscal year ended June 30, 2010.


                          Fees Earned
                            or Paid            All Other
     Name                   in Cash           Compensation        Total
-----------------         -----------         ------------       -------

John C. Love              $ 46,000(1)                  -         $46,000

William J. Nance          $ 46,000(1)                  -         $46,000

John V. Winfield(2)
------------------

(1) Mr. Love and Mr. Nance also serve as directors of the Company's subsidiary, Portsmouth. Amounts shown include $8,000 in regular board and audit committee fees paid by Santa Fe and $8,000 in regular board and audit committee fees paid by Portsmouth. These amounts also include $30,000 in hotel committee fees and meeting fees paid to Mr. Love and Mr. Nance by Portsmouth related to the oversight of its hotel asset.

(2) As an executive officer Mr. Winfield director's fees are reported in the Summary Compensation Table.


Change in Control or Other Arrangements

Except for the foregoing, there are no other arrangements for compensation of directors and there are no employment contracts between the Company and its directors or any change in control arrangements.


             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As of January 11, 2011, Santa Fe and InterGroup owned 80.5% of the common stock of Portsmouth, and InterGroup and John V. Winfield, in the aggregate, owned approximately 80.0% of the voting stock of Santa Fe. All of the Company's Directors serve as directors of InterGroup and all three of the Company's Directors serve on the Board of Portsmouth.

John V. Winfield, the Company's Chairman and President, Michael G. Zybala, the Company's Vice President, Secretary and General Counsel, and David T. Nguyen, the Company's Treasurer and Controller also serve as officers of InterGroup and Portsmouth. Santa Fe and Portsmouth share corporate office space with Santa Fe's parent company, InterGroup. Since all three companies share the same office space, Mr. Winfield, Mr. Zybala and Mr. Nguyen can allocate their time between the different companies more efficiently on an as needed basis. Certain costs and expenses, primarily administrative salaries, rent and insurance, are allocated among the Company, its subsidiary, Portsmouth, and parent InterGroup based on management's estimate of the pro rata utilization of resources. During the fiscal years ended June 30, 2010 and 2009, the Company and Portsmouth made payments to InterGroup of approximately $144,000 for administrative costs and reimbursement of direct and indirect costs associated with the management of the Companies and their investments, including the partnership asset.

As Chairman of the Securities Investment Committee, the Company's President and Chief Executive officer, John V. Winfield, directs the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Portsmouth and InterGroup and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Portsmouth and InterGroup may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Portsmouth and InterGroup, at risk in connection with investment decisions made on behalf of the Company.

In December 1998, Board of Directors authorized the Company to obtain whole life insurance and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal years 2010 and 2009, the Company paid annual premiums of $25,500 for the split dollar whole life insurance policy, owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary. During fiscal 2010 and 2009, Portsmouth paid annual premiums of $17,000 for a split dollar policy also covering Mr. Winfield. The premiums associated with that spilt dollar policy are considered additional compensation to Mr. Winfield.

There are no other relationships or related transactions between the Company and any of its officers, directors, five-percent security holders or their families which require disclosure.


Director Independence

Santa Fe is an unlisted company and a Smaller Reporting Company under the rules and regulations of the Securities and Exchange Commission ("SEC"). With the exception of the Company's President and CEO, John V. Winfield, all of Portsmouth's Board of Directors consists of "independent" directors as independence is defined by the applicable rules and regulations of the SEC and NASDAQ.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JOHN V. WINFIELD, JOHN C. LOVE AND WILLIAM J. NANCE AS DIRECTORS OF THE COMPANY

                   PRINCIPAL HOLDERS OF EQUITY SECURITIES

The following table shows, as of January 11, 2011, the Common Stock owned by every person owning of record (other than securities depositories), or known by the Company to own beneficially, more than 5% of its outstanding common shares. Any voting securities owned by directors or director nominees are also disclosed under Election of Directors herein.


Name and Address of                Amount and Nature of         Percent
Beneficial Owner                  Beneficial Ownership(1)      of Class(2)
-------------------               ----------------------   ------------------
Guinness Peat Group plc ("GPG")         89,858(3)                 7.2%
 Allied Mutual Insurance
 Services, Ltd. ("AMI")
  First Floor, Times Place
  London SW1Y 5GP, UK

The InterGroup Corporation              944,379                   76.0%
 10940 Wilshire Blvd., Suite 2150
  Los Angeles, CA 90024

John V. Winfield                         49,400                    4.0%
 10940 Wilshire Blvd., Suite 2150
  Los Angeles, CA 90024

The InterGroup Corporation and          993,779(4)                80.0%
  John V. Winfield as a group
------------------------------

(1) Unless otherwise indicated, and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Percentages are calculated on the basis of 1,241,810 shares of Common Stock issued and outstanding as of January 11, 2011 plus any securities that the person has a right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.

(3) Based on their Statement on Schedule 13D (Amendment No. 6) dated June 13, 2001, GPG and its wholly-owned subsidiary AMI claim shared power to vote, or to direct the vote, and to dispose of, or to direct the disposition of the shares of Santa Fe's Common Stock owned of record by AMI.

(4) Pursuant to a Voting Trust Agreement dated June 30, 1998, InterGroup has the power to vote the 49,400 shares of Common Stock owned by Mr. Winfield. As President, Chairman of the Board and a 60.2% beneficial shareholder of InterGroup, Mr. Winfield has voting and dispositive power over the shares owned of record and beneficially by InterGroup.

As of January 11, 2011, there were 1,241,810 shares of the Company's Common Stock outstanding, which were held by approximately 220 shareholders of record, with a total of approximately 420 shareholders, including beneficial owners.

Securities Authorized for Issuance Under Equity Compensation Plans.

Santa Fe has no securities authorized for issuance under equity compensation plans.

                               PROPOSAL 2

                    Ratification of the Appointment of
                Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed the firm of Burr Pilger Mayer, Inc. ("BPM", formerly Burr, Pilger & Mayer LLP) as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011. BPM has served as the Company's independent registered public accounting firm since October 23, 2007. Although the action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

We expect that a representative of Burr Pilger Mayer, Inc. will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and we will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                         AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; appoint and approve the compensation of the Company's independent registered public accounting firm; review and appraise the audit efforts of the Company's independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2010, the Company retained Burr Pilger Mayer, Inc. ("BPM") as its independent registered public accounting firm to provide audit and audit related services. All fees and expenses paid to BPM were approved by the Audit Committee.

The Audit Committee reviewed and discussed the audited financial statements with management and BPM, and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The discussions with BPM also included the matters required by Statement on Auditing Standards No. 114 (AICPA, Professional Standards, Vol. 1, AU Section
380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding "Communication with Audit Committees."

The Audit Committee has also received the written disclosures and the letter from BPM required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, which was also discussed with BPM.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and BPM referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2010 for filing with the Securities and Exchange Commission.


                          THE AUDIT COMMITTEE:
                      WILLIAM J. NANCE, CHAIRPERSON
                            JOHN C. LOVE

Audit Fees:

The aggregate fees billed for each of the last two fiscal years ended June 30, 2010 and 2009 for professional services rendered by Burr Pilger Mayer, Inc., the independent registered public accounting firm for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q reports or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:

                                              Fiscal Year
                                       -------------------------
                                         2010             2009
                                       --------         --------
               Audit Fees              $156,000         $156,000
               Audit Related Fees             -                -
               Tax Fees                       -                -
               All Other Fees                 -                -
                                       --------         --------
                  Total:               $156,000         $156,000
                                       ========         ========


Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in
Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the independent registered public accounting firm's engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm's full-time permanent employees.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
         RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER, INC.
      AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANING FIRM.

                               PROPOSAL NO. 3

                  NON-BINDING VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which was added by the Dodd-Frank Wall Street and Consumer Protection Act (the "Dodd Frank Act") and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our named executive officers as disclosed on pages 5 to 7. The text of the resolution in respect of Proposal No. 3 is as follows:

      "Resolved, that the shareholders approve, in a non-binding vote, the compensation of the Company's named executive officers as disclosed on Pages 5 to 7 in the Proxy Statement relating to the Company's Fiscal 2010 Annual Meeting to be held on February 24, 2011."


            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
       THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.



                            PROPOSAL NO. 4

           NON-BINDING VOTE ON THE FREQUENCY OF SHAREHOLDER VOTES
                       ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which was added by the Dodd-Frank Wall Street and Consumer Protection Act (the "Dodd Frank Act") and the related rules of the SEC, we are including in these proxy materials a separate resolution subject to shareholder vote to recommend, in a non-binding vote, whether a non-binding shareholder vote to approve the compensation of our named executive officers (that is similar to the non-binding vote in Proposal 3) should occur every one, two or three years. The text of the resolution with respect of Proposal 4 is as follows:

       "Resolved, that the shareholders recommend, in a non-binding vote, whether a non-binding shareholder vote to approve the compensation of the Company's named executive officers should occur every one, two or three years"

In considering their vote, shareholders may wish to review the information presented in connection with Proposal 3 and the information on the Company's compensation policies and decisions regarding named executive officers as disclosed on pages 5 to 7. In addition, shareholders should note the following:

       * A triennial policy would permit shareholders and directors to evaluate the effects of our compensation program on long-term performance and would help align "say on pay" with the goal of avoiding short-term focus in corporate governance and executive pay arrangements.

       * In addition, the triennial approach would allow shareholders to engage in a more thoughtful analysis and voting by providing more time between votes to gage executive officer performance.

For these reasons, we believe that a three-year time horizon is appropriate in order to provide shareholders with a more comprehensive view of whether or named executive officer compensation programs are achieving their objectives.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "THREE YEARS"
  WITH RESPECT TO HOW FREQUENTLY A NON-BINDING SHAREHOLDER VOTE TO APPROVE
         THE COMPENSATION OF OUR EXECUTIVE OFFICERS SHOULD OCCUR.

                          OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice. As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of the person voting the proxies.


                        SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2011 Annual Meeting of Shareholders will be held on or around February 23, 2012. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the fiscal 2011 Annual Meeting must be received by the Company no later than October 23, 2011. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.


                      ANNUAL REPORT ON FORM 10-K

The Annual Report on Form 10-K for the 2010 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material. A copy of the Company's Form 10-K for the fiscal year ended June 30, 2010, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: Michael G. Zybala, Secretary, Santa Fe Financial Corporation, 10940 Wilshire Blvd., Suite 2150, Los Angeles, CA 90024. Such request must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of the common stock of the Company on January 11, 2011. The Company's Form 10-K and other reports are also available through the Securities and Exchange Commission's world-wide-web site (http://www.sec.gov).


                                     By Order of the Board of Directors

                                     SANTA FE FINANCIAL CORPORATION

                                     Michael G. Zybala
                                     Secretary

Dated: Los Angeles, California
       January 21, 2011

                                  APPENDIX A

                        SANTA FE FINANCIAL CORPORATION

                            AUDIT COMMITTEE CHARTER
                         (As Amended January 13, 2011)

Purpose:
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the Company's independent registered public accounting firm is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the Company's independent registered public accounting firm and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership:
----------

The Committee shall be comprised of "independent" directors that meet the composition requirements as defined by the rules of the Securities and Exchange Commission ("SEC") and the NASDAQ Stock market LLC ("NASDAQ") as may be modified and supplemented from time to time. Accordingly, all of the members of the Committee will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

     2.  Are not affiliates of the Company;

     3. Do not receive any compensation from the Company other than in the capacity as director; and

     4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will be an audit committee financial expert as defined by the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings:
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the Company's independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the Company's independent registered public accounting firm and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or the Company's independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities:
--------------------

The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the Company's independent registered public accounting firm is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. The Committee shall review with management and the Company's independent registered public accounting firm the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K or, if deemed appropriate, prior to any year-end earnings release. The Committee shall review and consider with the Company's independent registered public accounting firm all matters required to be discussed by Statement on Auditing Standards ("SAS") No. 114 (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) in Rule 3200T regarding "Communication with Audit Committees."

     2. As a whole, or through the Committee chair, the Committee shall review with the Company's independent registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 114 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-Q or, if deemed appropriate, prior to any quarterly earnings releases.

     3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     4.  The Committee shall:

     (a) request from the Company's independent registered public accounting firm annually written disclosures and a letter required by applicable requirements of the Public Company
     Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence.

     (b) discuss with the Company's independent registered public accounting firm any disclosed relationships or services which may impact that firm's objectivity or independence; and

     (c) recommend that the Board take appropriate action in response to the Company's independent registered public accounting firm's report to satisfy itself of that firm's independence.

     5. The Committee shall have the sole authority to appoint or replace the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the Company's independent registered public accounting firm (including resolution of disagreements between management and the Company's independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent registered public accounting firm shall report directly to the Committee.

     6. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A
(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     7. Review and discuss quarterly reports from the Company's independent registered public accounting firm:

     (a) All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting.

     (c) Other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

     8. Periodically consult with the Company's independent registered public accounting firm, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

     9. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

     10. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     11. Establish regular and separate systems of reporting to the Committee by each of management, the independent registered public accounting firm, and the internal accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the independent registered public accounting firm any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of the financial statements.

     14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     15. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     16. Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

     17. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Company's independent registered public accounting firm for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.


Reporting Responsibilities:
--------------------------

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Committee shall prepare such other reports for the full Board of Directors and others as it shall deem necessary to discharge its responsibilities under this Charter.

                            Form of Proxy
-----------------------------------------------------------------------------
Proxy - SANTA FE FINANCIAL CORPORATION
-----------------------------------------------------------------------------
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 24, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John V. Winfield and Michael G. Zybala, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Santa Fe Financial Corporation to be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on Thursday, February 24, 2011 at 10:30 a.m., and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" PROPOSALS 2 AND 3, AND "THREE YEARS FOR PROPOSAL 4. THE PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3, AND "THREE YEARS FOR PROPOSAL 4.

The undersigned hereby ratifies and confirms all that the attorneys and proxies, or any of them, or their substitutes shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement accompanying such notice.

PLEASE SIGN AND DATE ON REVERSE SIDE

Using a BLACK INK pen, mark your votes with an X as shown in this
example. Please do not write outside the designated areas.         [X]

ANNUAL MEETING PROXY CARD

Please fold along the perforation, detach and return the bottom portion in the enclosed envelope.
-----------------------------------------------------------------------------

A. Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3 and THREE YEARS for Proposal 4.

1. Election of Directors:  For Withhold                          For Withhold

01 - John V. Winfield      [ ]   [ ]      02 - John C. Love      [ ]    [ ]

03 - William J. Nance      [ ]   [ ]


2. Ratification of the Retention of Burr         For  Against  Abstain
   Pilger Mayer, Inc. as the independent
   registered accounting firm for the Company    [ ]   [ ]       [ ]
   for the fiscal year ending June 30, 2011.

3. To approve, by non-binding vote, the          For  Against  Abstain
   compensation of the named executive
   officers.                                     [ ]   [ ]       [ ]

4. To recommend, by non-binding vote, the     1 Yr.   2 Yrs.   3 Yrs.   Abstain
   frequency of shareholder votes on
   named executive officer compensation.      [ ]      [ ]      [ ]       [ ]

5. OTHER BUSINESS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the meeting.


B. Non-Voting Items

Change of Address - Please print new address below.   Meeting Attendance
                                                      Mark box to the
[                                               ]     right if you plan  [ ]
[                                               ]     to attend the
[                                               ]     Annual Meeting

C. Authorized Signatures - This section must be completed for your vote to be
                           Counted - Date and Sign Below

Please date this proxy card and sign exactly as your name appears on this card. Joint owners should each sign personally. Corporate proxies should be signed by an authorized officer. Executors, administrators, trustees, etc., should give their full titles.

Date (mm/dd/yyyy) - Please print date below.

[     /     /     ]
[                 ]

Signature 1 - Please keep signature within the box.

[                                                 ]
[                                                 ]

Signature 2 - Please keep signature within the box.

[                                                 ]
[                                                 ]